UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2008 (August 15, 2008)

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MYRIAD ENTERTAINMENT & RESORTS, INC.

 (Exact name of registrant as specified in its charter)

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Delaware	000-24789	64-0872630
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

PO Box 100, Tunica, Mississippi  38676

 (Address of Principal Executive Office) (Zip Code)

(800) 955-0762

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K (Amendment No. 2) updates Myriad Entertainment and Resorts, Inc.’s (the “Company” or “Myriad”)  Current Report on Form 8-K, originally filed July 22, 2008 and subsequently amended on July 24, 2008 (the “Initial 8-K”) to provide an update relative to the Company’s Land Contract, dated July 15, 2008.

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Myriad's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Myriad’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Myriad's actual results to differ from management's current expectations are contained in Myriad's filings with the Securities and Exchange Commission.  Myriad undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 7.01

REGULATION FD DISCLOSURE

As previously reported in the Initial 8-K, on July 15, 2008, the Company entered into a Contract for the Sale and Purchase of Real Estate with Picture Window, LLC and Kenneth M. Murphree, LLC for the purchase and sale of certain property located in Tunica County, Mississippi (the “Land Contract”). The purchase price of the land pursuant to the Land Contract is $36m plus certain amounts based on percentage payments or minimum annual payments as set forth in the Land Contract. The purchase price for the land shall be paid $100,000 per month for five months and $35,500,000 payable upon closing. Further, the Company has agreed to pay the sellers an amount equal to two percent (2%) of the Gross Gaming Revenue as provided in the Land Contract. Subject to certain terms and conditions provided in the Land Contract, the Closing Date of the purchase and sale is scheduled for December 2, 2008.

On August 15, 2008, the Company made the second option payment of $100,000 pursuant to the Land Contract. The third option payment under the Land Contract is due on September 15, 2008; however, the Company can provide no assurances that this payment, or any subsequent payments, will be made or that the Closing will take place as provided in the Land Contract.

ITEM 8.01

OTHER EVENTS

On August 18, 2008, the Company issued a press release titled, “Myriad Entertainment & Resorts, Inc. Makes Second Option Payment on Tunica Land.”

A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Exhibit Number	Description
99.1	Press Release titled, “Myriad Entertainment & Resorts, Inc. Makes Second Option Payment on Tunica Land”, dated August 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MYRIAD ENTERTAINMENT & RESPORTS, INC.

By:	/s/ NICHOLAS A. LOPARDO
Nicholas A. Lopardo Interim Chief Executive Officer

Date:  August 19, 2008